                                                                   EXHIBIT 99.08


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     FIRST USA BANK, NATIONAL ASSOCIATION


               -------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1996-4
               -------------------------------------------------

                    Monthly Period:                  9/1/00 to
                                                     9/30/00
                    Distribution Date:               10/10/00
                    Transfer Date:                   10/6/00

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1996-4 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

      A.  Information Regarding the Current Monthly Distribution.
          ------------------------------------------------------

          1. The total amount of the distribution to
             Certificateholders on the Distribution Date per
             $1,000 original certificate principal amount
                                                                Class A                                 $5.48583
                                                                Class B                                 $5.63083
                                                                CIA Inv. Amt.                           $6.42026
                                                                                                        --------
                                                                Total (Weighted Avg.)                   $5.58548

          2. The amount of the distribution set forth in
             paragraph 1 above in respect of interest on
             the Certificates, per $1,000 original
             certificate principal amount
                                                                Class A                                 $5.48583
                                                                Class B                                 $5.63083
                                                                CIA Inv. Amt.                           $6.42026
                                                                                                        --------
                                                                Total (Weighted Avg.)                   $5.58548

       MONTHLY CERTIFICATEHOLDERS' STATEMENT                       Series 1996-4
       Page 2

          3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per
             $1,000 original certificate principal amount
                                                                Class A                                 $0.00000
                                                                Class B                                 $0.00000
                                                                CIA Inv. Amt.                           $0.00000
                                                                                                        --------
                                                                Total (Weighted Avg.)                   $0.00000

     B.   Information Regarding the Performance of the Trust.
          ---------------------------------------------------

          1. Allocation of Principal Receivables.

             The aggregate amount of Allocations of Principal
             Receivables processed during the Monthly Period
             which were allocated in respect of the Certificates
                                                                Class A                           $64,319,685.00
                                                                Class B                           $ 5,810,801.02
                                                                CIA Inv. Amt.                     $ 7,384,091.24
                                                                                                  --------------
                                                                Total                             $77,514,577.26

          2. Allocation of Finance Charge Receivables
             ----------------------------------------

             (a1) The aggregate amount of Allocations of Finance
                  Charge Receivables processed during the Monthly
                  Period which were allocated in respect of the
                  Certificates
                                                                Class A                            $7,027,000.68
                                                                Class B                            $  634,846.97
                                                                CIA Inv. Amt.                      $  806,686.87
                                                                                                   -------------
                                                                Total                              $8,468,534.52

             (b1) Principal Funding Investment Proceeds (to Class A)                               $        0.00
             (b2) Withdrawals from Reserve Account (to Class A)                                    $        0.00
                                                                                                   -------------
                  Class A Available Funds                                                          $7,027,000.68

             (c1) Principal Funding Investment Proceeds (to Class B)                               $        0.00
             (c2) Withdrawals from Reserve Account (to Class B)                                    $        0.00
                  Class B Available Funds                                                          $  634,846.97

             (d1) Principal Funding Investment Proceeds (to CIA)                                   $        0.00
             (d2) Withdrawals from Reserve Account (to CIA)                                        $        0.00
                  CIA Available Funds                                                              $  806,686.87

       MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1996-4
       Page 3


          3. Principal Receivable / Investor Percentages
             -------------------------------------------

             (a) The aggregate amount of Principal Receivables in
                 the Trust as of the last day of the Monthly Period                           $36,012,546,753.31


             (b) Invested Amount as of the last day of the preceding
                 month (Adjusted Class A Invested Amount
                 during Accumulation Period)
                                                                Class A                          $500,000,000.00
                                                                Class B                          $ 45,180,000.00
                                                                CIA Inv. Amt.                    $ 57,230,000.00
                                                                                                 ---------------
                                                                Total                            $602,410,000.00

             (c) The Floating Allocation Percentage: The Invested
                 Amount set forth in paragraph 3(b) above as a
                 percentage of the aggregate amount of Principal
                 Receivables as of the Record Date set forth in
                 paragraph 3(a) above
                                                                Class A                                   1.388%
                                                                Class B                                   0.125%
                                                                CIA Inv. Amt.                             0.159%
                                                                                                          ------
                                                                Total                                     1.672%

             (d) During the Amortization Period: The Invested Amount
                 as of ______ (the last day of the Revolving Period)
                                                                Class A                                    $0.00
                                                                Class B                                    $0.00
                                                                CIA Inv. Amt.                              $0.00
                                                                                                           -----
                                                                Total                                      $0.00

             (e) The Fixed/Floating Allocation Percentage: The Invested
                 Amount set forth in paragraph 3(d) above as a
                 percentage of the aggregate amount of Principal
                 Receivables set forth in paragraph 3(a) above
                                                                Class A                                   0.000%
                                                                Class B                                   0.000%
                                                                CIA Inv. Amt.                             0.000%
                                                                                                          ------
                                                                Total                                     0.000%


       MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1996-4
       Page 4

          4. Delinquent Balances.
             --------------------

             The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

             (a) 35 - 64 days                                                                  $  493,889,404.54
             (b) 65 - 94 days                                                                  $  321,441,011.34
             (c) 95 - 124 days                                                                 $  246,870,920.38
             (d) 125 - 154 days                                                                $  204,037,202.88
             (e) 155 - 184 days                                                                $  166,700,132.27
             (f) 185 or more days                                                              $            0.00
                                                                Total                          $1,432,938,671.41

          5. Monthly Investor Default Amount.
             --------------------------------

             (a) The aggregate amount of all defaulted Principal
                 Receivables written off as uncollectible during the
                 Monthly Period allocable to the Invested Amount
                 (the aggregate "Investor Default Amount")
                                                                Class A                            $2,161,079.97
                                                                Class B                            $  195,187.54
                                                                CIA Inv. Amt.                      $  248,276.21
                                                                                                   -------------
                                                                Total                              $2,604,543.72


          6. Investor Charge-Offs & Reimbursements of Charge-Offs.
             -----------------------------------------------------

             (a) The aggregate amount of Class A Investor Charge-
                 Offs and the reductions in the Class B Invested
                 Amount and the  CIA Inv. Amt.
                                                                Class A                                    $0.00
                                                                Class B                                    $0.00
                                                                CIA Inv. Amt.                              $0.00
                                                                                                           -----
                                                                Total                                      $0.00

             (b)    The amounts set forth in paragraph 6(a) above, per
                 $1,000 original certificate principal amount (which
                 will have the effect of reducing, pro rata, the
                 amount of each Certificateholder's investment)
                                                                Class A                                    $0.00
                                                                Class B                                    $0.00
                                                                CIA Inv. Amt.                              $0.00
                                                                                                           -----
                                                                Total                                      $0.00


      MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1996-4
      Page 5


             (c) The aggregate amount of Class A Investor Charge-
                 Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA Inv. Amt.

                                                                Class A                                    $0.00
                                                                Class B                                    $0.00
                                                                CIA Inv. Amt.                              $0.00
                                                                                                           -----
                                                                Total                                      $0.00

             (d) The amounts set forth in paragraph 6(c) above, per
                 $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                                                Class A                                    $0.00
                                                                Class B                                    $0.00
                                                                CIA Inv. Amt.                              $0.00
                                                                                                           -----
                                                                Total                                      $0.00

          7. Investor Servicing Fee
             ----------------------

             (a) The amount of the Investor Monthly Servicing Fee
                 payable by the Trust to the Servicer for the Monthly Period

                                                                Class A                              $625,000.00
                                                                Class B                              $ 56,475.00
                                                                CIA Inv. Amt.                        $ 71,537.50
                                                                                                     -----------
                                                                Total                                $753,012.50


          8. Reallocated Principal Collections
             ---------------------------------
                 The amount of Reallocated CIA Inv. Amt.
                 and Class B Principal Collections applied in respect
                 of Interest Shortfalls, Investor Default Amounts or Investor
                 Charge-Offs for the prior month.

                                                                Class B                                    $0.00
                                                                CIA Inv. Amt.                              $0.00
                                                                                                           -----
                                                                Total                                      $0.00

          9. CIA Invested Amount
             (a) The amount of the CIA Invested Amount as of the
                 close of business on the related Distribution Date after
                 giving effect to withdrawals, deposits and payments to
                 be made in respect of the preceding month                                        $57,230,000.00


       MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1996-4
       Page 6

             (b) The Required CIA Invested Amount as of the
                 close of business on the related Distribution Date after
                 giving effect to withdrawals, deposits and payments to
                 be made in respect of the preceding month                                        $57,230,000.00

          10.  The Pool Factor
               ---------------
                 The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date).  The amount of a Certificateholder's pro rata share of the
                 Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                                                Class A                               1.00000000
                                                                Class B                               1.00000000
                                                                Total                                 1.00000000

          11.  The Portfolio Yield
               -------------------
                 The Portfolio Yield for the related Monthly Period                                       11.68%

          12.  The Base Rate
               -------------
                 The Base Rate for the related Monthly Period                                              8.93%



      C   Information Regarding the Principal Funding Acccount
          ----------------------------------------------------

            1.  Accumulation Period

            (a) Accumulation Period commencement date                                                 06/01/2006

            (b) Accumulation Period Length (months)                                                            2

            (c) Accumulation Period Factor                                                                  6.32

            (d) Required Accumulation Factor Number                                                            8

            (e) Controlled Accumulation Amount                                                   $301,205,000.00

            (f) Minimum Payment Rate (last 12 months)                                                     12.89%


       MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1996-4
       Page 7

            2. Principal Funding Account
               -------------------------

               Beginning Balance                                                                           $0.00
                  Plus:  Principal Collections for related Monthly Period from
                         Principal Account                                                                  0.00
                  Plus:  Interest on Principal Funding Account Balance for
                         related Monthly Period                                                             0.00

                  Less:  Withdrawals to Finance Charge Account                                              0.00
                  Less:  Withdrawals to Distribution Account                                                0.00
                                                                                                           -----
               Ending Balance                                                                               0.00

            3. Accumulation Shortfall
               ----------------------

                    The Controlled Deposit Amount for the previous
                    Monthly Period                                                                         $0.00

               Less:  The amount deposited into the Principal Funding
                      Account for the Previous Monthly Period                                              $0.00

                      Accumulation Shortfall                                                               $0.00
                                                                                                           -----
                      Aggregate Accumulation Shortfalls                                                    $0.00

            4. Principal Funding Investment Shortfall
               --------------------------------------

                      Covered Amount                                                                       $0.00

               Less:  Principal Funding Investment Proceeds                                                $0.00
                                                                                                           -----
                      Principal Funding Investment Shortfall                                               $0.00
                                                                                                           -----

      D. Information Regarding the Reserve Account
         -----------------------------------------

            1. Required Reserve Account Analysis
               ---------------------------------

               (a) Required Reserve Account Amount percentage                                           0.00000%

               (b) Required Reserve Account Amount ($)                                                     $0.00
                   (0.5% of Invested Amount or other amount
                   designated by Transferor)

               (c) Required Reserve Account Balance after effect of
                   any transfers on the Related Transfer Date                                              $0.00

               (d) Reserve Draw Amount transferred to the Finance
                   Charge Account on the Related Transfer Date                                             $0.00


       MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1996-4
       Page 8

            2. Reserve Account Investment Proceeds
               -----------------------------------
               Reserve Account Investment Proceeds transferred to the
               Finance Charge Account on the Related Transfer Date                                         $0.00

            3. Withdrawals from the Reserve Account
               ------------------------------------
               Total Withdrawals from the Reserve Account transferred
               to the Finance Charge Account on the related Transfer                                       $0.00
               Date (1 (d) plus 2 above)

            4. The Portfolio Adjusted Yield
               ----------------------------

               The Portfolio Adjusted Yield for the related Monthly Period                                 3.99%

MONTHLY CERTIFICATEHOLDER'S STATEMENT
Signature Page





                                First USA Bank, National Association
                                as Servicer



                                By:     /s/ Tracie Klein
                                        ----------------------------
                                        Tracie Klein
                                        First Vice President